UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 24, 2010

WEINGARTEN REALTY INVESTORS
(Exact name of Registrant as specified in its Charter)

Texas	1-9876	74-1464203
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2600 Citadel Plaza Drive, Suite 125, Houston, Texas 77008
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (713) 866-6000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 24, 2010, the Board of Trust Managers of Weingarten Realty Investors (the “Company”) adopted the Company’s Second Amended and Restated Bylaws (as so amended and restated, the “Bylaws”), to be effective immediately.  The Company was formed under, and has previously been governed by, the Texas Real Estate Investment Trust Act (the “REIT Act”).  Effective January 1, 2010, Texas real estate investment trusts are automatically governed by the Texas Business Organizations Code (the “TBOC”).  The Company’s Bylaws have therefore been amended and restated in their entirety to (i) conform to terminology of the TBOC that varies from terminology used under the REIT Act and (ii) clarify and modernize certain language contained in the Company’s prior Bylaws.  Set forth below is a summary of the principal changes to the Company’s Bylaws:

(a)           Sections 2.04, 2.05, 4.05, 4.06 and 4.08 of the Bylaws provide that notice to Trust Managers or shareholders may be made by electronic transmission.

(b)           Sections 2.15 and 4.12 of the Bylaws provide that any action by written consent can be made by electronic transmission if the Company can determine that the transmission was transmitted by the shareholder and the date of the transmission.

(c)           Section 2.13 of the Bylaws provides for the electronic transmission of proxies.

(d)           Section 2.11 of the Bylaws provides that in the event that less than thirty (30) days’ notice or public disclosure of the date of a shareholders’ meeting is given or made, a shareholder wishing to bring a matter of business before the meeting must provide notice to the Company no later than the close of business on the tenth (10th) day following the day on which the notice was mailed or the public disclosure was made, whichever occurs first.  In the prior Bylaws, the thirty (30) day minimum notice period was seventy (70) days instead.

(e)           Section 2.13 of the Bylaws provides that if any shares of the Company’s securities are subject to an irrevocable proxy, the irrevocable proxy will not be binding on transferee for value that does not have actual knowledge of the irrevocable proxy, unless the existence of the irrevocable proxy is conspicuously noted on the certificate evidencing the shares.

(f)           Section 2.14 of the Bylaws provides that a list of shareholders be prepared not later than the 11th day before the date of each meeting of the shareholders.  The Company’s prior Bylaws provided that such list be prepared at least 10 days before each meeting of the shareholders.

(g)           Section 4.03 of Bylaws provides that notice of special meetings of the Board of Trust Managers must be given in writing or by electronic transmission to each Trust Manager at least 24 hours prior to the time of the meeting.  The prior Bylaws provided that oral notice was sufficient.

(h)           Section 7.01 of the Bylaws now requires that the Company have a President and a Secretary.

In addition to the above, the Bylaws reflect certain immaterial changes, conforming changes, changes in section numbering and other technical edits and updates.

The foregoing description of the Bylaws does not purport to be a complete statement of the provisions thereof and is qualified in its entirety by reference to the text of the Bylaws, which are attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

	3.1	Second Amended and Restated Bylaws of Weingarten Realty Investors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 26, 2010

WEINGARTEN REALTY INVESTORS

By: /s/ Joe D. Shafer
Joe D. Shafer
Senior Vice President/Chief Accounting Officer

INDEX TO EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

	3.1	Second Amended and Restated Bylaws of Weingarten Realty Investors